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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 02549


                                ___________

                                 FORM 8-K

                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  September 4, 1997
                                                   -----------------


                             TYSON FOODS INC.
___________________________________________________________________________
            (Exact Name of Registrant as Specified in Charter)



     Delaware                       0-3400                 71-0225165
___________________________________________________________________________
(State or Other Jurisdiction     (Commission            (IRS Employer
 or Incorporation)               File Number)        Identification Number)



2210 West Oaklawn Drive, Springdale, Arkansas                  72762
___________________________________________________________________________
(Address of principal executive offices)                     (Zip Code)



Registrant's Telephone number, including area code      (501)290-4000
                                                   ________________________


















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Item 5.  Other Events

      On September 4, 1997, Tyson Foods, Inc.("TFI") entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") with Hudson Foods, Inc. ("Hudson") pursuant to which, among other things, TFI will acquire all of the outstanding shares of capital stock of Hudson for
(i)$8.40 in cash, without interest thereon, and (ii) six-tenths of a share of Class A Common Stock, par value $.10 per share, of TFI for each outstanding share of Hudson's Class A Common Stock and Class B Common Stock (collectively, "Hudson Common Stock"). As of June 28, 1997, as reported by Hudson, there were 30,259,703 shares of Hudson Common Stock outstanding. Upon consummation of the transactions contemplated by the Merger Agreement, the Company will be merged with and into a wholly owned subsidiary of TFI (the "Merger").

     Consummation of the Merger is subject to certain conditions, including approval of the Merger by Hudson's stockholders and the receipt of regulatory approvals, including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

      In connection with the Merger Agreement, on September 4, 1997, TFI entered into a Stock Voting Agreement (the "Voting Agreement") with James
T. Hudson, Chairman of Hudson, pursuant to which, among other things, Mr. Hudson agreed to vote all shares of Hudson Common Stock owned by him in favor of the Merger. Mr. Hudson owns shares of Hudson Common Stock representing approximately 65% of the outstanding voting power of Hudson.

      The foregoing is a summary only and is qualified in its entirety by reference to the Merger Agreement and the Voting Agreement, copies of which will be filed as exhibits to TFI's registration statement to be filed with the Securities and Exchange Commission in connection with the Merger.


Item 7.  Financial Statements. Pro Forma Financial Information and Exhibits

         (c) Exhibits

         (99) Joint Statement of Tyson Foods, Inc. and Hudson Foods, Inc., dated September 4, 1997


















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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           TYSON FOODS, INC.

Dated:  September 9, 1997                  By: /s/Wayne Britt
        -----------------                      ______________
                                               Wayne Britt
                                               Executive Vice President
                                                and Chief Financial Officer











































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                             Index to Exhibits


Exhibit                         Exhibit
Number


(99) Joint Statement of Tyson Foods, Inc. and Hudson Foods, Inc., dated September 4, 1997















































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